                                  SCHEDULE 14A
                     Information Required in Proxy Statement

                            SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [x]
Filed by a Party other than the Registrant [ ]

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential,  for  Use  of the  Commission  Only  (as  permitted  by  Rule
    14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive  Additional Materials
[ ] Soliciting Material Pursuant to ss. 240.14a-11(c) or ss. 240.14a-12

                               easyQual.com, Inc.
 ................................................................................
                (Name of Registrant as Specified In Its Charter)

 ................................................................................
     (Name of Person(s) Filing Proxy Statement if other than the Registrant)

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easyQual.com, Inc.
6795 E. Tennessee Ave., 5th Floor
Denver, Colorado 80224

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 6, 2001

TO OUR SHAREHOLDERS:

        Notice is hereby given that a Special Meeting of Shareholders (the “Meeting”) of easyQual.com, Inc, will be held at our offices,6795 E. Tennessee Ave., 5th Floor, Denver, Colorado 80224, on April 6, 2001, at 10:00 a.m., local time. A Proxy Card and a Proxy Statement for the Meeting are enclosed.

        The Meeting is for the purpose of considering and acting upon:

        1.    Approval of the change of our name to Entrust Financial Services, Inc., or such derivation thereof as may be approved by the Colorado Secretary of State;

        2.    Consideration of any matters which may properly come before the Meeting, or any adjournment thereof. At this time, the Board of Directors is not aware of any other business to come before the Meeting.

        Any action may be taken on any one of the foregoing proposals at the Meeting on the date specified above or on any date or dates to which the Meeting may be adjourned. Only shareholders of record as of the close of business on March 15, 2001 are entitled to notice of and to vote at the Meeting. Our stock transfer books will remain open. There is printed on the following pages a Proxy Statement to which your attention is invited. Please read it carefully.

        You are requested to fill in and sign the enclosed form of Proxy which is solicited by the Board of Directors and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend and vote at the Meeting in person.

                                                                                                                                          By Order of the Board of Directors

                                                                                                                                          Scott J. Sax, President

Denver, Colorado
March 26, 2001

        YOU ARE CORDIALLY INVITED TO ATTEND THE SPECIAL MEETING. IT IS IMPORTANT THAT YOUR SHARES BE REPRESENTED REGARDLESS OF THE NUMBER YOU OWN. EVEN IF YOU PLAN TO BE PRESENT, YOU ARE URGED TO COMPLETE, SIGN, DATE AND RETURN THE ENCLOSED PROXY PROMPTLY IN THE ENCLOSED POSTAGE PREPAID, ADDRESSED ENVELOPE. IF YOU ATTEND THIS MEETING, YOU MAY VOTE EITHER IN PERSON OR BY YOUR PROXY. ANY PROXY GIVEN MAY BE REVOKED BY YOU IN WRITING OR IN PERSON AT ANY TIME PRIOR TO THE EXERCISE THEREOF.

EasyQual.com, Inc.
6795 E. Tennessee Ave., 5th Floor
Denver, Colorado 80224

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 6, 2001

INTRODUCTORY STATEMENT

        This Proxy Statement and accompanying Proxy are furnished in connection with a solicitation of Proxies by the Board of EasyQual.com, Inc. for use at the Special Meeting of our Shareholders, to be held at our offices, 6795 E. Tennessee Ave., 5th Floor, Denver, Colorado 80224 on April 6, 2001, at 10:00 a.m., local time, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. References in this document to "us," "we," or "the Company" refer to EasyQual.com, Inc. its predecessor and its subsidiary.

        Shareholders of record at the close of business on March 15, 2001 will be entitled to receive notice of and to vote at the meeting. Each share of common stock is entitled to one vote for each matter submitted to a vote at the meeting. Shares represented by executed and unrevoked Proxies will be voted in accordance with the specifications made thereon. If the enclosed form of Proxy is executed and returned, it nevertheless may be revoked by giving another Proxy or by letter or telegram directed to us. Any such revocation must show the shareholder’s name and must be received prior to the commencement of the meeting in order to be effective. Additionally, any shareholder attending the meeting in person, who wishes to do so, may vote by ballot at the meeting, thereby canceling any Proxy previously given. Where no instructions are indicated, Proxies will be voted “FOR” the change of name to be considered at the Special Meeting or any adjournment thereof. We plan to mail proxy materials to shareholders of record on or about March 26, 2001.

VOTING SECURITIES, PRINCIPAL HOLDERS AND SECURITY
OWNERSHIP OF MANAGEMENT

        The approval of the proposal set forth in this Proxy Statement requires the affirmative vote of a majority of the shares entitled to be voted at the Meeting.

        All voting rights are vested exclusively in the holders of our common stock, with each share entitled to one vote. Only shareholders of record at the close of business on March 15, 2001 are entitled to notice of and to vote at the meeting and any adjournment thereof. As of March 15, 2001, we had approximately 20,654,927 shares of common stock outstanding.

ACTION TO BE TAKEN UNDER THE PROXY

        Proxies in the accompanying form that are properly executed and returned will be voted at the Special Meeting in accordance with the instructions thereon. Any proxy upon which no instructions have been indicated with respect to a specific matter will be voted as follows with respect to such matter: “FOR”the change of our name to Entrust Financial Services, Inc., or such derivation thereof as may be approved by the Colorado Secretary of State

        Our Management knows of no other matters, other than those stated above, to be presented for consideration at the Meeting. If, however, any other matters properly come before the Meeting, the persons named in the enclosed proxy intend to vote such proxy in accordance with their judgement on such matters. The persons named in the enclosed proxy may also, if they deem it advisable, vote such proxy to adjourn the Meeting from time to time.

CHANGE OF NAME OF THE COMPANY

        We seek to change our name to Entrust Financial Services, Inc., from easyQual.com, Inc. If approved, we would still be a Colorado corporation which would be named Entrust Financial Services, Inc.

        We seek the name change to better emphasize our business focus. We are principally in the mortgage business. Our new name shows the new emphasis of our Company on developing principally through the mortgage. None of our outstanding Common Shares will be affected by this name change. All shareholders will own the same number of after this change as they did before. We believe that our principal revenue and profit growth for the foreseeable future will be in financial activities related to the mortgage business It is, therefore, our intention to emphasize this segment of our business focus by utilizing the name Entrust Financial Services, Inc. We will receive a new trading symbol for our Company as soon as we have changed our name. This resolution requires the affirmative vote of a majority of our issued and outstanding shares. The Board of Directors recommends that shareholders vote FOR the resolution.

OTHER MATTERS

        As of the date of this Proxy Statement, our Management has no knowledge of any business, other than previously described herein, which should be presented for consideration at the meeting. In the event that any other business is presented at the meeting, it is intended that the persons named in the enclosed Proxy will have authority to vote such Proxy in accordance with their best judgment on such business.

SOLICITATION OF PROXIES

        The cost of solicitation will be borne by us. We will reimburse brokerage firms and other custodians, nominees, and fiduciaries for reasonable expenses incurred by them in sending proxy material to the beneficial owners of common stock. In addition to solicitation by mail, our directors, officers, and regular employees may solicit Proxies personally or by telegraph or telephone, without additional compensation.

NOTICE TO BANKS, BROKERS/DEALERS, VOTING TRUSTEES, AND THEIR NOMINEES

        Please advise us, in care of our corporate address, whether any other persons are the beneficial owners of the shares of common stock for which Proxies are being solicited from you, and, if so, the number of copies of the Proxy Statement, and other soliciting materials, you wish to receive in order to supply copies to the beneficial owners of shares.

                                                                                                                                          EasyQual.com, Inc.

                                                                                                                                          By: Scott J. Sax
                                                                                                                                          President

Dated: March 26, 2001

PROXY

easyQual.com, Inc.
6795 E. Tennessee Ave., 5th Floor
Denver, Colorado 80224

PROXY FOR SPECIAL MEETING OF SHAREHOLDERS

        THE UNDERSIGNED hereby appoints and constitutes Scott J. Sax and James Saunders, and each of them, as his true and lawful agents and proxies, with full power of substitution and revocation in each, to attend, represent and to vote the shares of common stock of the undersigned at the Special Meeting of Shareholders of easyQual.com, Inc., to be held at our offices, 6795 E. Tennessee Ave., 5th Floor, Denver, Colorado 80224, on April 6, 2001, at 10:00 a.m., local time and at any adjournment thereof, on all matters coming before said meeting.

        Management recommends a vote FOR items 1, and 2. SHARES WILL BE SO VOTED UNLESS YOU INDICATE OTHERWISE:

        1.    Approval of the change of our name to Entrust Financial Services, Inc., or some similar derivation thereof:

                                                   FOR               AGAINST               ABSTAIN

        2.    To consider and act upon any matters which may properly come before the Meeting or any adjournment thereof. The Board of Directors are not aware of any business to come before the Meeting.

                                                   FOR               AGAINST               ABSTAIN

                                                                                                                                          Dated:                                           , 2001.

(Printed Name of Shareholder)

(Signature of Shareholder)

        This Proxy Must Be Signed Exactly As Your Name Appears On Your Stock Certificate. Executors, Administrators, Trustees, Etc., Should Give Full Title As Such. If The Signer Is A Corporation, Please Sign Full Corporate Name By Duly Authorized Officer.

        PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY. THE FAILURE TO CHECK A BLOCK WILL BE TAKEN AS A VOTE FOR THE PROPOSITION.